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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   SEPTEMBER 25, 1997


                           J&L SPECIALTY STEEL, INC.
             (Exact name of registrant as specified in its charter)


                       Commission file number 1-11126-60


               PENNSYLVANIA                               25-1564186
      (State or other jurisdiction of                  (I.R.S. Employer
      incorporation of organization)                  Identification No.)


      P.O. BOX 3373
      ONE PPG PLACE, PITTSBURGH, PA                            15230-3373
      (Address of principal executive offices)                 (Zip code)


                                  412-338-1600
              (Registrant's telephone number, including area code)
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Item 5    Other Events

          On September 25, 1997 the Board of Directors elected Guy Dolle as a new director of the Corporation for a term expiring at the Annual Shareholders Meeting to be held in 1999. The Board of Directors further elected Mr. Dolle Chairman of the Board of Directors and, effective January 1, 1998, elected Eugene A. Salvadore, President and Chief Executive Officer.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        J&L SPECIALTY STEEL, INC.
                                        (Registrant)


                                        /s/  KIRK F. VINCENT
                                        ---------------------------------
                                        Kirk F. Vincent
                                        Vice President - Finance and Law
                                        (Principal financial officer and
                                        duly authorized signatory)


Dated:  September 25, 1997


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